Exhibit 99.2

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(In Millions Except Per Share Amounts)

	Three Months Ended December 31		Twelve Months Ended December 31
	2005	2004	2005	2004
Operating Revenues:
Passenger	$666.8	$598.6	$2,728.7	$2,497.1
Freight and mail	22.8	22.0	94.1	90.3
Other - net	41.0	35.7	152.5	136.4

Total Operating Revenues	730.6	656.3	2,975.3	2,723.8

Operating Expenses:
Wages and benefits	230.1	230.4	923.6	967.5
Contracted services	36.2	29.3	132.4	108.4
Aircraft fuel	196.8	155.9	722.8	540.7
Aircraft maintenance	53.9	46.2	228.5	184.1
Aircraft rent	47.0	45.9	187.0	187.4
Food and beverage service	13.1	12.4	50.2	51.9
Selling expenses	38.2	33.4	157.7	144.9
Depreciation and amortization	37.6	36.8	143.4	142.6
Landing fees and other rentals	51.9	46.6	208.4	185.1
Other	51.9	50.4	208.3	197.4
Restructuring charges	(0.3)	25.9	20.4	53.4
Impairment of aircraft and related spare parts	—	0.6	—	40.2

Total Operating Expenses	756.4	713.8	2,982.7	2,803.6

Operating Loss	(25.8)	(57.5)	(7.4)	(79.8)

Nonoperating Income (Expense):
Interest income	9.3	5.9	30.9	24.5
Interest expense	(17.5)	(13.0)	(63.0)	(51.9)
Interest capitalized	4.0	0.6	8.9	1.7
Fuel hedging gains (losses)	(24.7)	(7.8)	173.9	85.5
Other - net	(1.6)	(1.1)	(6.1)	(0.6)

	(30.5)	(15.4)	144.6	59.2

Income (loss) before income tax and accounting change	(56.3)	(72.9)	137.2	(20.6)
Income tax expense (benefit)	(23.3)	(28.0)	52.7	(5.3)

Income (loss) before accounting change	$(33.0)	$(44.9)	$84.5	$(15.3)
Cumulative effect of accounting change, net of tax	—	—	(90.4)	—

Net Loss	$(33.0)	$(44.9)	$(5.9)	$(15.3)

Basic Earnings Per Share:
Income (loss) before accounting change	$(1.15)	$(1.66)	$3.06	$(0.57)
Cumulative effect of accounting change	NA	NA	(3.27)	NA

Net Loss Per Share	$(1.15)	$(1.66)	$(0.21)	$(0.57)

Diluted Earnings Per Share:
Income (loss) before accounting change	$(1.15)	$(1.66)	$2.65	$(0.57)
Cumulative effect of accounting change	NA	NA	(2.66)	NA

Net Loss Per Share	$(1.15)	$(1.66)	$(0.01)	$(0.57)

Shares Used for Computation:
Basic	28.629	26.975	27.609	26.859
Diluted	28.629	26.975	33.917	26.859

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(In Millions)	December 31, 2005	December 31, 2004
Cash and marketable securities	$983	$874

Total current assets	$1,540	$1,242
Property and equipment-net	2,032	1,908
Other assets	220	185

Total assets	$3,792	$3,335

Current liabilities	$1,165	$957
Long-term debt and capital lease obligations	969	990
Other liabilities and credits	830	723
Shareholders’ equity	828	665

Total liabilities and shareholders’ equity	$3,792	$3,335

Alaska Airlines Financial and Statistical Data

	Three Months Ended December 31				Twelve Months Ended December 31
	2005	2004	% Change		2005		2004	% Change
Financial Data (in millions):
Operating Revenues:
Passenger	$526.4	$477.8	10.2		$2,183.0		$2,023.6	7.9
Freight and mail	21.9	21.1	3.8		90.3		86.4	4.5
Other - net	38.9	32.4	20.1		142.8		123.0	16.1

Total Operating Revenues	587.2	531.3	10.5		2,416.1		2,233.0	8.2

Operating Expenses:
Wages and benefits	181.2	187.9	(3.6)		737.4		799.7	(7.8)
Contracted services	32.9	26.2	25.6		119.9		96.5	24.2
Aircraft fuel	170.9	135.6	26.0		626.6		472.0	32.8
Aircraft maintenance	41.7	34.5	20.9		185.2		145.8	27.0
Aircraft rent	29.6	28.0	5.7		116.8		113.5	2.9
Food and beverage service	12.5	11.9	5.0		47.7		49.8	(4.2)
Selling expenses	29.0	31.1	(6.8)		126.9		132.2	(4.0)
Depreciation and amortization	32.5	32.9	(1.2)		125.4		128.1	(2.1)
Landing fees and other rentals	40.4	35.9	12.5		161.9		142.0	14.0
Other	39.0	38.2	2.1		158.7		148.6	6.8
Restructuring charges	(0.3)	25.9	NM		20.4		53.4	NM
Impairment of aircraft and related spare parts	—	—	NM		—		36.8	NM

Total Operating Expenses	609.4	588.1	3.6		2,426.9		2,318.4	4.7

Operating Loss	(22.2)	(56.8)	NM		(10.8)		(85.4)	NM

Interest income	9.4	6.2			32.5		26.2
Interest expense	(14.3)	(11.0)			(51.2)		(44.1)
Interest capitalized	3.6	0.4			8.1		1.1
Fuel hedging gains (losses)	(21.5)	(6.8)			150.6		75.3
Other - net	(1.3)	(0.9)			(5.0)		(0.1)

	(24.1)	(12.1)			135.0		58.4

Income (Loss) Before Income Tax and Accounting Change	$(46.3)	$(68.9)	NM		$124.2		$(27.0)	NM

Operating Statistics:
Revenue passengers (000)	4,043	3,998	1.1		16,759		16,295	2.8
RPMs (000,000)	4,104	3,976	3.2		16,915		16,231	4.2
ASMs (000,000)	5,556	5,452	1.9		22,292		22,276	0.1
Passenger load factor	73.9%	72.9%	1.0	pts	75.9%		72.9%	3.0	pts
Yield per passenger mile	12.83 ¢	12.02 ¢	6.7		12.91	¢	12.47 ¢	3.5
Operating revenue per ASM	10.57 ¢	9.75 ¢	8.4		10.84	¢	10.02 ¢	8.2
Operating expenses per ASM (a)	10.97 ¢	10.79 ¢	1.7		10.89	¢	10.41 ¢	4.6
Operating expenses per ASM excluding fuel, navigation fee recovery, restructuring and impairment charges(a)	7.90 ¢	7.83 ¢	0.9		8.01	¢	7.92 ¢	1.1
Raw fuel cost per gallon (a)	$2.02	$1.60	26.3		$1.84		$1.37	34.3
GAAP fuel cost per gallon (a)	$1.99	$1.56	27.6		$1.81		$1.33	36.1
Economic fuel cost per gallon (a)	$1.69	$1.40	20.7		$1.53		$1.26	21.4
Fuel gallons (000,000)	85.7	87.1	(1.6)		346.4		354.7	(2.3)
Average number of employees	8,937	9,433	(5.3)		9,065		9,968	(9.1)
Aircraft utilization (blk hrs/day)	10.8	10.8	0.0		10.8		11.0	(1.8)
Operating fleet at period-end	110	108	1.9		110		108	1.9

NM = Not Meaningful

(a)	See Note A on page 5.

Horizon Air Financial and Statistical Data

	Three Months Ended December 31				Twelve Months Ended December 31
	2005	2004	% Change		2005		2004		% Change
Financial Data (in millions):
Operating Revenues:
Passenger	$138.2	$125.1	10.5		$544.0		$487.3		11.6
Freight and mail	0.9	0.9	0.0		3.8		3.9		(2.6)
Other - net	1.8	2.9	(37.9)		8.6		12.0		(28.3)

Total Operating Revenues	140.9	128.9	9.3		556.4		503.2		10.6

Operating Expenses:
Wages and benefits	46.8	41.4	13.0		178.4		163.5		9.1
Contracted services	6.1	5.3	15.1		23.8		20.7		15.0
Aircraft fuel	25.9	20.3	27.6		96.2		68.7		40.0
Aircraft maintenance	12.2	11.7	4.3		43.3		38.3		13.1
Aircraft rent	17.4	17.9	(2.8)		70.2		73.9		(5.0)
Food and beverage service	0.6	0.5	20.0		2.5		2.1		19.0
Selling expenses	7.0	6.6	6.1		29.1		26.5		9.8
Depreciation and amortization	4.8	3.7	29.7		16.8		13.4		25.4
Landing fees and other rentals	12.0	10.2	17.6		47.7		41.4		15.2
Other	11.2	10.8	3.7		42.2		42.0		0.5
Impairment of aircraft and related spare parts	—	0.6	NM		—		3.4		NM

Total Operating Expenses	144.0	129.0	11.6		550.2		493.9		11.4

Operating Income (Loss)	(3.1)	(0.1)	NM		6.2		9.3		NM

Interest income	0.6	0.2			1.6		1.1
Interest expense	(1.2)	(0.7)			(5.5)		(3.9)
Interest capitalized	0.4	0.2			0.8		0.6
Fuel hedging gains (losses)	(3.2)	(1.0)			23.3		10.2
Other - net	(0.1)	(0.2)			—		(0.2)

	(3.5)	(1.5)			20.2		7.8

Income (Loss) Before Income Tax and Accounting Change	$(6.6)	$(1.6)	NM		$26.4		$17.1		NM

Operating Statistics:
Revenue passengers (000)	1,613	1,568	2.9		6,481		5,930		9.3
RPMs (000,000)	632	569	11.1		2,475		2,155		14.8
ASMs (000,000)	858	793	8.2		3,400		3,107		9.4
Passenger load factor	73.7%	71.7%	2.0	pts	72.8%		69.3%		3.5	pts
Yield per passenger mile	21.87 ¢	21.99 ¢	(0.5)		21.98	¢	22.61	¢	(2.8)
Operating revenue per ASM	16.42 ¢	16.25 ¢	1.1		16.36	¢	16.20	¢	1.0
Operating expenses per ASM (a)	16.78 ¢	16.26 ¢	3.2		16.18	¢	15.90	¢	1.8
Operating expenses per ASM excluding fuel and impairment charges (a)	13.76 ¢	13.62 ¢	1.1		13.35	¢	13.58	¢	(1.7)
Raw fuel cost per gallon (a)	$2.06	$1.66	24.1		$1.90		$1.42		33.8
GAAP fuel cost per gallon (a)	$2.04	$1.62	25.9		$1.87		$1.38		35.5
Economic fuel cost per gallon (a)	$1.74	$1.48	17.6		$1.58		$1.31		20.6
Fuel gallons (000,000)	12.7	12.5	1.6		51.3		49.7		3.2
Average number of employees	3,537	3,493	1.3		3,456		3,423		1.0
Aircraft utilization (blk hrs/day)	8.7	8.5	2.4		8.7		8.3		4.8
Operating fleet at period-end	65	65	0.0		65		65		0.0

NM = Not Meaningful

(a)	See Note A on page 5.

Note A:

Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor performance both with and without the cost of aircraft fuel (including the gains and losses associated with our fuel hedging program where appropriate), the navigation fee refund, restructuring charges or adjustments thereto, and aircraft impairment charges. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without impairment and restructuring charges is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:

($ in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31
	2005	2004	2005	2004
Unit cost reconciliations:
Operating expenses	$609.4	$588.1	$2,426.9	$2,318.4
ASMs (000,000)	5,556	5,452	22,292	22,276

Operating expenses per ASM	10.97 ¢	10.79 ¢	10.89 ¢	10.41 ¢

Operating expenses	$609.4	$588.1	$2,426.9	$2,318.4
Less: aircraft fuel	(170.9)	(135.6)	(626.6)	(472.0)
Less: restructuring charges	0.3	(25.9)	(20.4)	(53.4)
Add: navigation fee refund	—	—	4.7	7.7
Less: impairment of aircraft and related spare parts	—	—	—	(36.8)

Operating expenses excluding fuel, navigation fee refund, restructuring and impairment charges	$438.8	$426.6	$1,784.6	$1,763.9
ASMs (000,000)	5,556	5,452	22,292	22,276

Operating expenses per ASM excluding fuel, navigation fee refund, restructuring and impairment charges	7.90 ¢	7.83 ¢	8.01 ¢	7.92 ¢

Reconciliation to GAAP income (loss) before taxes and accounting change:
Income (loss) before taxes and accounting change, excluding mark-to-market hedging gains (losses), navigation fee refund, restructuring and impairment charges	$0.5	$(22.7)	$85.8	$2.1
Add: mark-to-market hedging gains (losses) included in nonoperating income (expense)	(47.1)	(20.3)	53.1	50.1
Less: restructuring charges	0.3	(25.9)	(20.4)	(53.4)
Add: navigation fee refund and related interest received	—	—	5.7	11.0
Less: impairment of aircraft and related spare parts	—	—	—	(36.8)

GAAP income (loss) before taxes and accounting change as reported	$(46.3)	$(68.9)	$124.2	$(27.0)

	Three Months Ended December 31
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$172.7	$2.02	$139.3	$1.60
Less: gains on settled hedges included in fuel expense	(1.8)	(0.03)	(3.7)	(0.04)

GAAP fuel expense	$170.9	$1.99	$135.6	$1.56
Less: gains on settled hedges included in nonoperating income (expense)	(25.6)	(0.30)	(13.5)	(0.16)

Economic fuel expense	$145.3	$1.69	$122.1	$1.40

Fuel gallons (000,000)	85.7		87.1

Mark-to-market gains (losses) included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$(47.1)		$(20.3)

	Twelve Months Ended December 31
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$637.9	$1.84	$486.6	$1.37
Less: gains on settled hedges included in fuel expense	(11.3)	(0.03)	(14.6)	(0.04)

GAAP fuel expense	$626.6	$1.81	$472.0	$1.33
Less: gains on settled hedges included in nonoperating income (expense)	(97.5)	(0.28)	(25.2)	(0.07)

Economic fuel expense	$529.1	$1.53	$446.8	$1.26

Fuel gallons (000,000)	346.4		354.7

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$53.1		$50.1

Horizon Air Industries, Inc.

($ in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31
	2005	2004	2005	2004
Unit cost reconciliations:
Operating expenses	$144.0	$129.0	$550.2	$493.9
ASMs (000,000)	858	793	3,400	3,107

Operating expenses per ASM	16.78 ¢	16.26 ¢	16.18 ¢	15.90 ¢

Operating expenses	$144.0	$129.0	$550.2	$493.9
Less: aircraft fuel	(25.9)	(20.3)	(96.2)	(68.7)
Less: impairment of aircraft and related spare parts	—	(0.6)	—	(3.4)

Operating expenses excluding fuel and impairment charges	$118.1	$108.1	$454.0	$421.8
ASMs (000,000)	858	793	3,400	3,107

Operating expenses per ASM excluding fuel and impairment charges	13.76 ¢	13.62 ¢	13.35 ¢	13.58 ¢

Reconciliation to GAAP income (loss) before taxes and accounting change:
Income before taxes and accounting change, excluding impairment charges and mark-to-market hedging gains (losses)	$0.4	$1.8	$17.8	$13.7
Add: mark-to-market hedging gains (losses) included in nonoperating income (expense)	(7.0)	(2.8)	8.6	6.8
Less: impairment of aircraft and related spare parts	—	(0.6)	—	(3.4)

GAAP income (loss) before taxes and accounting change as reported	$(6.6)	$(1.6)	$26.4	$17.1

	Three Months Ended December 31,
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$26.1	$2.06	$20.8	$1.66
Less: gains on settled hedges included in fuel expense	(0.2)	(0.02)	(0.5)	(0.04)

GAAP fuel expense	$25.9	$2.04	$20.3	$1.62
Less: gains on settled hedges included in nonoperating income (expense)	(3.8)	(0.30)	(1.8)	(0.14)

Economic fuel expense	$22.1	$1.74	$18.5	$1.48

Fuel gallons (000,000)	12.7		12.5

Mark-to-market gains (losses) included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$(7.0)		$(2.8)

	Twelve Months Ended December 31,
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$97.7	$1.90	$70.7	$1.42
Less: gains on settled hedges included in fuel expense	(1.5)	(0.03)	(2.0)	(0.04)

GAAP fuel expense	$96.2	$1.87	$68.7	$1.38
Less: gains on settled hedges included in nonoperating income (expense)	(14.7)	(0.29)	(3.4)	(0.07)

Economic fuel expense	$81.5	$1.58	$65.3	$1.31

Fuel gallons (000,000)	51.3		49.7

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$8.6		$6.8

Air Group Net Income and EPS Reconciliation:

The following table reconciles Alaska Air Group, Inc.'s net income (loss) and diluted earnings per share during 2005 and 2004 excluding the cumulative effect of the accounting change, mark-to-market hedging gains (losses) net of related reclassifications, the navigation fee refund, and restructuring and impairment charges to the reported GAAP amounts (in millions except per share amounts):

	Three Months Ended December 31,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS excluding mark-to-market hedging gains (losses), restructuring and impairment charges	$0.6	$0.02	$(14.3)	$(0.53)
Mark-to-market hedging gains (losses), net of tax	(33.8)	(1.18)	(14.2)	(0.53)
Restructuring charges, net of tax	0.2	0.01	(16.0)	(0.59)
Impairment charges, net of tax	—	—	(0.4)	(0.01)

Reported GAAP amounts	$(33.0)	$(1.15)	$(44.9)	$(1.66)

	Twelve Months Ended December 31,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS excluding the cumulative effect of the accounting change, mark-to-market hedging gains, navigation fee refund, restructuring and impairment charges	$55.0	$1.78	$5.2	$0.19
Cumulative effect of accounting change, net of tax	(90.4)	(2.66)	—	—
Mark-to-market hedging gains, net of tax	38.6	1.14	31.7	1.18
Navigation fee refund, net of tax	3.6	0.10	6.3	0.23
Restructuring charges, net of tax	(12.7)	(0.37)	(31.8)	(1.18)
Impairment charges, net of tax	—	—	(26.7)	(0.99)

Reported GAAP amounts	$(5.9)	$(0.01)	$(15.3)	$(0.57)

Air Group EPS Calculations:

The following table summarizes Alaska Air Group, Inc.'s basic and diluted per share calculations for income (loss) before the accounting change and net income (loss) (in millions except per share amounts):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Basic Earnings Per Share:
Income (loss) before accounting change	$(33.0)	$(44.9)	$84.5	$(15.3)
Weighted average shares outstanding	28.629	26.975	27.609	26.859

Income (loss) per share before accounting change	$(1.15)	$(1.66)	$3.06	$(0.57)

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	27.609	NA

Per share cumulative effect of accounting change	NA	NA	$(3.27)	NA

Net loss	$(33.0)	$(44.9)	$(5.9)	$(15.3)
Weighted average shares outstanding	28.629	26.975	27.609	26.859

Net loss per share	$(1.15)	$(1.66)	$(0.21)	$(0.57)

Diluted Earnings Per Share:
Income (loss) before accounting change	$(33.0)	$(44.9)	$84.5	$(15.3)
Interest on convertible notes, net of tax	NA	NA	5.5	NA

Income before accounting change for diluted calculation	$(33.0)	$(44.9)	$90.0	$(15.3)
Weighted average shares outstanding	28.629	26.975	33.917	26.859

Income (loss) per share before accounting change	$(1.15)	$(1.66)	$2.65	$(0.57)

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	33.917	NA

Per share cumulative effect of accounting change	NA	NA	$(2.66)	NA

Net loss	$(33.0)	$(44.9)	$(5.9)	$(15.3)
Interest on convertible notes, net of tax	NA	NA	5.5	NA

Net income for diluted calculation	$(33.0)	$(44.9)	$(0.4)	$(15.3)
Weighted average shares outstanding	28.629	26.975	33.917	26.859

Net loss per share	$(1.15)	$(1.66)	$(0.01)	$(0.57)